UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2026

Velo3D, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39757	98-1556965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2710 Lakeview Court,
Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(408) 610-3915

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	VELO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 8, 2026, Arun Jeldi, Chief Executive Officer of Velo3D, Inc. (the “Company”), published a social media post on his personal X account (@AJeldi2), addressing certain of the Company’s financial outlook and guidance. A copy of the post is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Concerning Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act relating to, among other things, the Company’s revenue guidance, its customer relationships, and its expected performance through the end of the fiscal year ending December 31, 2026. These statements may be identified by words such as “expect,” “will,” “continue,” “guidance,” “progressing,” “on track” and similar expressions, although the absence of these words does not mean that a statement is not forward-looking. These statements are based on current expectations and are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied, including risks related to achieving the Company’s guidance, maintaining customer relationships, executing its business strategy, and general business and macroeconomic conditions, as well as the other risks described in the “Risk Factors” sections of the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. The Company assumes no obligation, and does not intend, to update these forward-looking statements as a result of future events or developments.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
99.1	X Social Media Post, dated October 8, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Velo3D, Inc.

Date: October 8, 2026	By:	/s/ Terence Wynn
	Name:	Terence Wynn
	Title:	Interim Chief Financial Officer